                                                                    EXHIBIT 99.7

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Gekko Brands, LLC and Subsidiaries
Phenix City, Alabama

We have audited the accompanying consolidated balance sheet of Gekko Brands, LLC and Subsidiaries (an Alabama Limited Liability Company) as of December 31, 2003, and the related consolidated statements of income, members' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Gekko Brands, LLC and Subsidiaries as of December 31, 2003, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DOUGHERTY MCKINNON & LUBY, LLC


Columbus, Georgia
February 13, 2004

                       GEKKO BRANDS, LLC AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                December 31, 2003


      ASSETS

CURRENT ASSETS
      Cash and cash equivalents -- Note M ...........      $ 1,049,302
      Accounts receivable -- Notes B, F, H, L and O .        3,588,926
      Inventories -- Notes C, F, and H ..............        3,524,151
      Other current assets -- Note K ................          143,432
                                                           -----------
                   TOTAL CURRENT ASSETS .............        8,305,811
PROPERTY AND EQUIPMENT, net -- Notes D and H ........        1,813,302
OTHER ASSETS -- Notes E, F, and H ...................          309,771
                                                           -----------
                                                           $10,428,884
                                                           ===========

         LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES -- Note O
      Line of credit -- Note F ......................      $   934,500
      Notes payable -- Note L .......................          142,174
      Accounts payable -- Note L ....................        1,249,698
      Taxes other than income .......................           16,533
      Other accrued expenses -- Notes G, L and N ....        1,630,012
      Current portion of long-term debt .............          139,556
                                                           -----------
                   TOTAL CURRENT LIABILITIES ........        4,112,473
LONG-TERM DEBT, less current portion -- Notes H and O          376,882
MEMBERS' EQUITY -- Note F
      Preferred equity -- Note I ....................        2,020,584
      Common equity .................................        3,918,945
                                                           -----------
                                                             5,939,529
COMMITMENTS -- Notes F, I, J and L
CONTINGENCIES -- Notes M and N
                                                           -----------
                                                           $10,428,884
                                                           ===========

See notes to consolidated financial statements

                       GEKKO BRANDS, LLC AND SUBSIDIARIES
                    CONSOLIDATE STATEMENT OF MEMBERS' EQUITY
                          Year Ended December 31, 2003


                                                                               Total
                                         Preferred          Common            Members'
                                          Equity            Equity             Equity
                                        -----------       -----------       -----------
BALANCES AT DECEMBER 31, 2002 ....      $ 2,525,730       $ 1,824,374       $ 4,350,104
Member distributions .............               --        (1,053,450)       (1,053,450)
Preference distributions -- Note I               --          (252,573)         (252,573)
Redemption of preferred equity ...         (505,146)               --          (505,146)
Net income .......................               --         3,400,594         3,400,594
                                        -----------       -----------       -----------

     BALANCES AT DECEMBER 31, 2003      $ 2,020,584       $ 3,918,945       $ 5,939,529
                                        ===========       ===========       ===========


( ) denotes deduction

See notes to consolidated financial statements

                       GEKKO BRANDS, LLC AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF INCOME
                          Year Ended December 31, 2003


OPERATING REVENUES AND EXPENSES
        --Note L
        Net Sales ............................      $ 32,137,078
        Less cost of goods sold ..............        16,706,553
                                                    ------------
           GROSS PROFIT ......................        15,430,525
OPERATING EXPENSES
        Selling, general and administrative --
           Notes J, K and L ..................        11,522,500
        Depreciation and amortization
                                                         463,409
                                                    ------------
                                                      11,985,909
                                                    ------------
           INCOME FROM OPERATIONS ............         3,444,616
NONOPERATING REVENUE (EXPENSES)
        Interest -- Note L ...................          (101,820)
        Miscellaneous income .................            57,798
                                                    ------------
                                                         (44,022)
                                                    ------------
                NET INCOME ...................      $  3,400,594
                                                    ============

See notes to consolidated financial statements

                       GEKKO BRANDS, LLC AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                          Year ended December 31, 2003


CASH FLOWS FROM OPERATING ACTIVITIES:
         Net income ..........................................      $ 3,400,594
         Adjustments to reconcile net income to net cash
              provided by operating activities
                 Bad debt expense ............................           95,046
                 Decrease in obsolete inventory reserve ......         (488,630)
                 Depreciation and amortization ...............          463,409
                 Loss on sale of property and equipment ......            3,247
                 Equity in loss of minority-owned affiliate ..           16,513
              Changes in:
                 Accounts receivable .........................         (580,717)
                 Inventories .................................          903,807
                 Other current assets ........................          (38,469)
                 Checks outstanding in excess of bank balances         (256,917)
                 Accounts payable ............................          154,511
                 Taxes other than income .....................          (36,160)
                 Other accrued expenses ......................          282,766
                                                                    -----------
         NET CASH PROVIDED BY OPERATING ACTIVITIES ...........        3,919,000
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
         Purchases of property and equipment .................         (382,569)
         Proceeds from sale of property and equipment ........           46,000
         Purchases of other assets ...........................          (40,000)
                                                                    -----------
         NET CASH USED IN INVESTING ACTIVITIES ...............         (376,569)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
         Repayments of short-term borrowings, net ............         (520,722)
         Principal payments on long-term debt ................         (289,253)
         Borrowings on long-term debt ........................          200,000
         Redemption of preferred equity ......................         (505,146)
         Member distributions paid ...........................       (1,558,596)
                                                                    -----------
         NET CASH USED IN FINANCING ACTIVITIES ...............       (2,673,717)
                                                                    -----------
INCREASE IN CASH AND CASH EQUIVALENTS ........................          868,714
CASH AND CASH EQUIVALENTS AT JANUARY 1, 2003 .................          180,588
                                                                    -----------
CASH AND CASH EQUIVALENTS AT DECEMBER 31, 2003 ...............      $ 1,049,302
                                                                    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

During 2003, the Company paid interest totaling $128,734

(  ) denotes deduction

See notes to consolidated financial statements

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       GEKKO BRANDS, LLC AND SUBSIDIARIES

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business: The Company's primary line of business is the decoration and distribution of headwear and sportswear for customers located throughout the United States. Special event sales are also made on-site on a retail basis. The Company's corporate office and distribution center is located in Phenix City, Alabama.

Nature of Organization: The Company is organized pursuant to the Alabama Limited Liability Company Act. The owners (members) do not have personal liability for any debts or losses of the Company beyond their respective contributions, except as provided by law. The Company shall be dissolved and its affairs concluded on January 1, 2040, unless the term is extended by amendment to the Articles of Organization.

Consolidation: The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Kudzu, LLC, The Game, LLC, Outdoors Direct, LLC and Champion, LLC. All significant intercompany accounts and transactions have been eliminated in consolidation.

Accounts Receivable: For financial reporting purposes, bad debts are accounted for by using the allowance method based on experience and current evaluation of accounts. The direct write-off method is used for income tax reporting purposes.

Inventories: Inventories are valued at the lower of cost or market, with cost being determined by the average-cost method. Cost includes raw materials, direct labor, and manufacturing overhead for manufactured inventory. Market value is based on current replacement cost for raw materials and net realizable value for finished goods.

Property and Equipment: Property and equipment is recorded at cost. Additions, improvements, renewals and expenditures for maintenance that add materially to productive capacity or extend the life of an asset are capitalized. Other expenditures for maintenance and repairs are charged to income as incurred. Upon retirement of an asset, the asset and related allowances for depreciation are eliminated and any gain or loss is included in income.

Depreciation is computed using the straight-line method for financial reporting purposes and accelerated methods for income tax reporting purposes. The estimated average useful lives over which the principal classes of property are depreciated for financial reporting purposes follow:

Machinery and equipment                    5 - 15 years
Headwear tapes                                  9 years
Furniture and fixtures                     5 - 10 years
Transportation equipment                   5 - 10 years

Intangible Assets: Intangible assets consist of loan costs amortized over the life of the loan and goodwill.

Goodwill is subject to an annual impairment test, with any write-down of carrying value being recorded when impairment has occurred. There was no write-down of carrying value in 2003 as a result of the impairment test.

Shipping and Handling Costs: Shipping and handling costs are included in cost of goods sold in the Consolidated Statement of Income.

Retirement Plan: The Company has a 401(k) plan in which substantially all full-time employees are eligible to participate. The Company makes contributions to the Plan on the employee's behalf on a discretionary basis. The Company made discretionary contributions of approximately $100,000 in 2003.

Income Taxes: The Company qualifies as a partnership for federal and state income tax purposes. Therefore, no provision for income taxes has been included in the accompanying financial statements since each member's share of income or loss is reported on their respective income tax returns.

Cash and Cash Equivalents: For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B -- ACCOUNTS RECEIVABLE

Accounts receivable are summarized as follows:

Trade                                                      $ 3,799,946
Less allowance for doubtful accounts                           211,020
                                                           -----------
                                                           $ 3,588,926
                                                           ===========

NOTE C -- INVENTORIES

Inventories are summarized as follows:

Raw materials                                              $    48,531
Finished goods                                               2,738,866
Inventory in transit                                           736,754
                                                           -----------
                                                           $ 3,524,151
                                                           ===========

NOTE D -- PROPERTY AND EQUIPMENT

Property and equipment is summarized as follows:

Machinery and equipment                                    $ 2,236,776
Headwear tapes                                                 903,559
Furniture and fixtures                                         355,207
Transportation equipment                                       370,369
                                                           -----------
                                                             3,865,911
Less accumulated depreciation                                2,052,609
                                                           -----------
                                                           $ 1,813,302
                                                           ===========

NOTE E -- OTHER ASSETS

Other assets are summarized as follows (See Note A):

Unamortized loan costs                                     $    18,314
Goodwill, net of accumulated amortization of $13,741           230,530
40% investment in limited liability company                     35,927
Investment in Ospry Events                                      25,000
                                                           -----------
                                                           $   309,771
                                                           ===========

NOTE F -- LINE OF CREDIT

The Company has a $7,000,000 line of credit for operating capital with Columbus Bank & Trust Company, which provides for interest at the LIBOR rate plus 2.40%, with a floor of 4.0%. Collateral consists of inventories, accounts receivable, intangible assets, and a guarantee by W.C. Bradley Co. (a 34.60% common equity owner of the Company). The line of credit matures October 31, 2004, and management expects the line of credit to be renegotiated under similar terms. The outstanding balance under this line amounted to $934,500 at December 31, 2003.

The line of credit agreement includes certain restrictions and financial covenants requiring a minimum amount of net worth and a minimum adjusted earnings to debt ratio. As of December 31, 2003, the Company was in compliance with the covenants.

NOTE G -- OTHER ACCRUED EXPENSES

Other accrued expenses are summarized as follows:

Accrued royalties                                          $   531,975
Accrued compensation                                           570,964
Accrued interest                                               277,073
Retirement Plan contribution                                   100,000
Other (See Note N)                                             150,000
                                                           -----------
                                                           $ 1,630,012
                                                           ===========

NOTE H -- LONG-TERM DEBT

Long-term debt consists of the following:

Revolving line of credit with a total availability of $750,000, due in monthly installments of 2% of outstanding principal amount, including interest at the prime rate, through
   September 30, 2006, with balance due October 31, 2006;
   collateralized by receivables, inventory, intangible assets and
   equipment                                                           $ 263,864

Note payable to bank in monthly installments of $3,548 through
   April, 2005, including inter- est at 30-day LIBOR rate plus
   2.50%, with the balance due May, 2005; collateralized by
   computer equipment and software with a cost of $199,559                50,040

Note payable to bank in monthly installments of $2,190, including interest at the prime rate through December, 2008, with the balance then due; collateralized by equipment with a cost
   of $238,263                                                           155,161

Note payable to bank in monthly installments of $481, including interest at 6.75% through November, 2005, with the balance then
   due; collateralized by equipment with a cost of $20,000                10,102

Note payable to bank in monthly installments of $1,086, including interest at the prime rate through June, 2005, with the balance
   then due; collateralized by equipment with a cost of $38,010           18,645

Automobile purchase contract payable in monthly installments of
   $471, including interest at 3.90% through May, 2007, with the balance then due; collateralized by transportation equipment
   with a cost of $32,393                                                 18,626
                                                                       ---------
                                                                         516,438

Less current portion                                                     139,556
                                                                       ---------
                                                                       $ 376,882
                                                                       =========

Principal maturities of long-term debt are summarized by year as follows:

2004                                                       $   139,556
2005                                                            95,455
2006                                                           212,847
2007                                                            35,947
2008                                                            32,633
                                                           -----------
                                                           $   516,438
                                                           ===========

NOTE I -- PREFERRED EQUITY

In a prior year a common equity owner of the Company converted $2,525,730 of debt to preferred equity. The preferred equity owner is to receive an annual preferred payment before any distributions are made to common equity owners. The payment is computed at 10% of the outstanding preferred equity balance, and is due annually in December. Any unpaid amounts shall accumulate and accrue interest at the rate of 10%.

The preferred equity owner is entitled to preferential distribution rights in the event of liquidation or dissolution of the Company. The preferred equity owner may redeem its interest at any time on or after November 1, 2008, and the Company may redeem any or all of the preferred equity interest at any time. The preferred equity owner has no formal voting rights, though its approval is required for certain transactions.

NOTE J -- OPERATING LEASES

The Company utilizes certain machinery and equipment under various operating leases which provide options to purchase the equipment at fair market value at the end of the lease. The Company also leases its operating facility and warehouse from 16 Downing, LLC, a related party (See Note L).

Future minimum lease payments under operating leases with initial terms in excess of one year are summarized by year as follows:

          Equipment        Building
            Leases          Lease           Total
          ----------      ----------      ----------
2004      $  110,632      $  400,000      $  510,632
2005          78,957         400,000         478,957
2006          30,728         400,000         430,728
2007           4,398         400,000         404,398
2008               0         400,000         400,000
          ----------      ----------      ----------
          $  224,715      $2,000,000      $2,224,715
          ==========      ==========      ==========

Rent expense amounted to approximately $787,000 during 2003.

NOTE K -- ADVERTISING COSTS

Direct-response advertising includes costs of catalogs mailed directly to consumers. These costs are capitalized and amortized over three months. The amount capitalized at December 31, 2003, is $86,898 and is reflected in other current assets in the Consolidated Balance Sheet.

Nondirect-response advertising costs are expensed as incurred. Total advertising expense amounted to approximately $595,000 in 2003. This amount is included in selling, general and administrative expenses in the Consolidated Statement of Income.

NOTE L -- RELATED PARTY TRANSACTIONS

The Company leases its facility from a related party pursuant to a ten year lease with a base rent of $33,333 per month. Beginning November 1, 2006, the Company shall pay additional rent computed by multiplying the base rent by the percentage, if any, by which The Consumer Price Index, as published for the last month of the prior lease year, exceeds the Base Price Index.

At the end of the initial term of the lease on October 31, 2011, the Company shall have the option to renew the lease for a term of five years, with an additional five year renewal option available at the end of the first renewal term.

The Company owes members of the Company $142,174 in the form of notes payable and related accrued interest of $275,345 at December 31, 2003. The Company also incurred $3,329 in interest expense with respect to these notes in 2003.

During 2003, the Company had various other transactions with its members. These transactions and the resulting balances due at December 31, 2003, are summarized as follows:

Accounts receivable       $    116
Accounts payable ...        86,065
Sales ..............       316,094
Purchases ..........       257,881
Management fees ....       265,000
Call center expenses       316,683
Rent expense .......       400,000
Commission expense .        13,459


NOTE M -- CONCENTRATIONS

The Company maintains substantially all of its cash and cash equivalents at one high credit-quality financial institution. The deposits are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2003, the Company's uninsured bank balances totaled approximately $1,326,000.

NOTE N -- CONTINGENCIES

The Company is currently involved in two lawsuits in which recovery of payments to the Company by customers are being sought from the Company under bankruptcy court adversary proceedings. Management has accrued an estimate of the potential liability under these cases in the amount of $150,000 at December 31, 2003, which is included in other accrued expenses in the accompanying Consolidated Balance Sheet.

NOTE O -- FINANCIAL INSTRUMENTS

The Company estimates that the fair value of receivables, payables and accrued expenses approximate carrying value due to the short maturity of these instruments. The fair value of borrowings under note payable and long-term debt agreements approximates carrying value because these borrowings accrue interest at rates approximating current market rates.